UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

September 28, 2009

Date of Report (Date of earliest event reported)

NPS PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-23272	87-0439579
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

550 Hills Drive, 3rd Floor

Bedminster, NJ 07921

(Address of principal executive offices)

(908) 450-5300

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.            Other Events.

As previously disclosed in our Current Report on Form 8-K filed on August 6, 2009, NPS Pharmaceuticals, Inc. (the “Company” or “NPS”) entered into a Common Stock Purchase Agreement, dated as of August 5, 2009 (the “Purchase Agreement”) with Azimuth Opportunity Ltd. (“Azimuth”).  Pursuant to the Purchase Agreement, NPS may, from time to time and subject to the terms and limitations set forth in the Purchase Agreement, sell shares of its common stock to Azimuth.  On September 29, 2009, we expect to settle with Azimuth on the purchase of 842,511 shares of our common stock under the Purchase Agreement at an aggregate purchase price of approximately $3,500,000.  We will receive estimated net proceeds from the sale of these shares of approximately $3,450,000 after deducting our estimated offering expenses, including a placement agent fee of $26,250 to Reedland Capital Partners.  In connection with this sale pursuant to the Company’s Registration Statement on Form S-3 (File No. 333-159321), NPS is filing as Exhibit 5.1 hereto an opinion of its counsel, Curtis, Mallet-Prevost, Colt & Mosle LLP.

The foregoing descriptions are qualified in their entirety by reference to the Purchase Agreement, which was filed as an exhibit to our Current Report on Form 8-K filed on August 6, 2009 and is incorporated herein by reference.

Forward—Looking Statements

Certain statements in this Current Report on Form 8-K are forward-looking statements that involve a number of risks and uncertainties.  Such forward-looking statements include statements about the expected settlement of the sale and purchase of common stock described herein and our receipt of net proceeds therefrom.  Actual events or results may differ materially from our expectations.  Factors that could cause actual results to differ materially from the forward-looking statements include, but are not limited to, our ability to satisfy applicable condition precedents under the Purchase Agreement and Azimuth’s compliance with its obligations to purchase the shares of common stock.  These forward-looking statements represent our judgment at the time of the filing of this Current Report on Form 8-K.  We disclaim any obligation to update these forward-looking statements, other than as may be required under applicable law.

ITEM 9.01.            Financial Statements and Exhibits.

(d)    Exhibits

Exhibit No.	Description
5.1	Opinion of Curtis, Mallet-Prevost, Colt & Mosle LLP

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 28, 2009	NPS PHARMACEUTICALS, INC.

	By:	/s/ Andrew Rackear
Andrew Rackear
Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description
5.1	Opinion of Curtis, Mallet-Prevost, Colt & Mosle LLP